Commitments and Contingencies	6 Months Ended
Jun. 30, 2023
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES
16.	COMMITMENTS AND CONTINGENCIES

Capital commitment

As of June 30, 2023, the Group had no significant outstanding capital commitments.

Contingencies

The Group is involved in various legal or administrative proceedings. During the six months ended June 30, 2023, legal fees in connection with two legal or administrative proceedings that closed due to court or arbitration’s adjudication, have not been negotiated and determined with the third-party legal counsel, the estimated amount of such legal fees is expected to be ranged from approximately RMB1,000 to RMB3,000.

Except as described above, the Group is not a party to any material legal or administrative proceedings. From time to time, the Group is involved in various other legal and regulatory proceedings arising in the normal course of business. While the Group cannot predict the occurrence or outcome of these proceedings with certainty, it does not believe that an adverse result in any pending legal or regulatory proceeding, individually or in the aggregate, would be material to the Group’s consolidated financial condition or cash flows.